JPMORGAN TRUST I

J.P. Morgan Income Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Strategic Income Opportunities Fund
JPMorgan Total Return Fund
(Class R5 Shares)

JPMORGAN TRUST II

J.P. Morgan Income Funds
JPMorgan Core Bond Fund
JPMorgan High Yield Fund
(Class R2 and R5 Shares)

JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
(Class R2 Shares)

Supplement dated August 6, 2010
to the Prospectus dated July 1, 2010, as supplemented

Under “Purchasing Fund Shares — Who can buy shares?” in the “How to Do Business with the Funds” section of the Class R2 and Class R5 Shares prospectus, the first paragraph is replaced in its entirety with the following paragraph:

Class R2 and Class R5 Shares of the Funds may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and nonqualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current and future JPMorgan SmartRetirement Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INC-R2R5-810